UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                              Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

URBAN OUTFITTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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ANNUAL MEETING OF SHAREHOLDERS OF URBAN OUTFITTERS, INC. May 23, 2017 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K are available at http://proxy.urbn.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003333333333334000 2 052317 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR, “FOR” PROPOSALS 2, 3 AND 4 AND, WITH RESPECT TO PROPOSAL 5, A VOTE FOR A FREQUENCY OF “3 YEARS”. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4 AND, WITH RESPECT TO PROPOSAL 5, FOR A FREQUENCY OF “3 YEARS”. 1. Election of Directors: Edward N. Antoian Scott A. Belair Harry S. Cherken, Jr. Scott Galloway Margaret A. Hayne Richard A. Hayne Elizabeth Ann Lambert Joel S. Lawson III Robert H. Strouse 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for Fiscal Year 2018. 3. To approve the Urban Outfitters 2017 Stock Incentive Plan. FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that 4. Advisory vote to approve executive compensation. 5. Advisory vote on the frequency of future advisory votes to approve executive compensation. 1 year 2 years 3 years ABSTAIN changes to the registered name(s) on the account may not be submitted via this method. You are urged to sign and return this proxy so that you may be sure that your shares will be voted. Signature of Shareholder Date: Signature of Shareholder Date: Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.